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[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MORTGAGE SECURITIES FUND

SEPTEMBER 30, 1998

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,
/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS MORTGAGE SECURITIES FUND
PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO UPDATE
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.

PERFORMANCE

The performance of your Advantus Mortgage Securities Fund for the year ended September 30, 1998 was as follows for the three classes of shares currently outstanding:

          Class A.............  8.73 percent*
          Class B.............  7.92 percent*
          Class C.............  7.92 percent*

The Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index,** returned 8.62 percent, and the Lehman Brothers GNMA Index+ returned
8.38 percent for the same period.

In prior reporting periods, the Lehman Brothers GNMA Index+ was used as the Fund's benchmark. The Lehman Brothers Mortgage-Backed Securities Index** better fits our stated investment objective than did the Lehman Brothers GNMA Index.+

PERFORMANCE ANALYSIS

It has been a tumultuous year in the fixed income market. The relative stability that we experienced in the first half of this reporting period was shaken by some unprecedented market behaviors later in the period. For more than a year, economic events in Asia have affected world markets. The continuing saga of this financial turmoil throughout the world and the realization of slower growth in the U.S. caused treasury securities to rally to unthinkably low yields and caused current coupon mortgage-treasury spreads to widen to new highs. Rates for intermediate maturity treasuries are down more than one percent, while current coupon mortgages now out yield similar maturity treasuries by more than 1.75 percent (up from 1.1 percent).

The magnitude and swiftness in which these events occurred surprised even the most seasoned investors. In less then three months' time, market psychology shifted 180 degrees. Investors quickly put aside discerning, value investing themes in favor of a complete aversion for risk. The only market segment generating excitement was treasuries. Unfortunately, this severe sector rotation (out of mortgages and corporates and into treasuries) only further reduced liquidity in both the mortgage and corporate bond markets. These events tend to serve as the beginning ingredients of a classic credit crunch unless the Federal Reserve acts quickly. And indeed, the Federal Reserve did respond; it calmed the market by cutting the Federal Funds rate slightly (1/4 percent) on the belief that inflation is no longer our enemy given current world events.

Earlier in the reporting period--prior to the market's current bout with spread widening--we were under weighted in straight agency mortgage securities. We seized an opportunity to add value by swapping credit and

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                              SEPTEMBER 30, 1998
liquidity risk for prepayment risk. To accomplish this, we over weighted AA to BBB rated (investment grade) securities; commercial mortgage securities and other prepayment-challenged securities. The common theme among all of these securities is that they offered improved prepayment protection going into the rally. Unfortunately, liquidity--not relative value--was king late in the reporting period (the third calendar quarter). Even though we had better call protection going into this rally, many of these securities experienced a more dramatic widening in spreads then did straight agency pass-throughs.

The Fund benefited from its over weighting in GNMA, versus FNMA and FHLMC, as investors paid up to own GNMA securities due to their lower prepayment risk. Also, by holding more duration then the Index we were able to offset some of the ill effects of incremental spread widening experienced by non-index securities. On the other hand, the over allocation to commercial and AA to BBB rated mortgage bonds hindered performance as these sectors experienced the brunt of spread-widening activity.

The Fund remains focused on high quality (credit and cash flow) assets. As of the end of the reporting period on September 30, 1998, the average credit quality of the Fund remained solid at AA2. The Fund is well diversified, and we believe it is a more holistic representation of the domestic mortgage market and not just the agency pass-through sector.

The effective duration of the Lehman Brothers Mortgage-Backed Securities Index declined considerably as a result of the recent treasury rally (which was caused by a marked increase in expectations of future prepayments). The Index stands tall at 1.7 years--.8 years shorter than it was during the second quarter. However, a change in the composition of the Index going forward will also contribute to a change in the Index duration. As higher-coupon, shorter-duration mortgage bonds are replaced with lower-coupon, longer-duration bonds, the Index will begin to extend. Over the next 12 months, assuming mortgage rates remain steady, we anticipate that the duration of the Index could extend by up to one year.

OUTLOOK

Going forward we will look to maintain the Fund's duration at, or moderately longer, than the Index. We will also continue to pursue a value style of investing, in which we seek to behave like stock pickers in a bond market. Over the long run, we are better equipped to add more value through fundamental security selection, as well as sector over weightings and under weightings, than by making big bets on the direction of interest rates. But before we can move forward in a meaningful manner, the markets must stabilize, and the flight to quality must subside. Until then, liquidity will remain king and risk aversion will run rampant. In this environment, agency mortgage securities and AA rated securities represent some of the most undervalued sectors of the mortgage market. Therefore, we will pursue new investment opportunities in these areas.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+The Lehman Brothers GNMA Index includes 15 and 30 year fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

ADVANTUS MORTGAGE
SECURITIES FUND
SEPTEMBER 30, 1998

OUTLOOK -- CONTINUED

The domestic economy is no longer an oasis of prosperity able to function independently of world events. We expect rates to continue to drift lower in the months ahead (but in a more orderly fashion) as the economy calls for additional monetary injections to fight off the ill effects of the global financial crisis and the domestic liquidity crisis. The mortgage market has already priced in very aggressive prepayment assumptions and, therefore, is well positioned to handle such events. At some point, spread products such as mortgages and corporates will once again return to their vague status. This will likely take some time to turn around. But as the market's obsession with safety and liquidity subsides and the reality of a lower interest rate era sets in, we believe investors will begin to seek higher-yielding fixed income assets to meet their needs. The mortgage market will be there to lend a helping hand.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
            $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                  LEHMAN BROTHERS GNMA INDEX, LEHMAN BROTHERS
           MORTGAGE-BACKED SECURITIES INDEX, AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers GNMA Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Consumer Price Index. The four lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1988 through September 30, 1998. The four lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     3.30%
Five year                                    5.51%
Ten year                                     8.04%
                                                                                               Lehman Brothers Mortgage-Backed
                                           Class A     Lehman Brothers GNMA Index        CPI                  Securities Index
9/30/88                                    $10,000                        $10,000    $10,000                           $10,000
10/31/88                                    $9,956                        $10,221    $10,033                           $10,219
10/31/89                                   $10,935                        $11,388    $10,493                           $11,363
10/31/90                                   $11,636                        $12,332    $11,154                           $12,325
10/31/91                                   $13,500                        $14,439    $11,480                           $14,410
10/31/92                                   $14,606                        $15,709    $11,848                           $15,584
10/31/93                                   $16,274                        $16,899    $12,166                           $16,814
9/30/94                                    $15,568                        $16,788    $12,533                           $16,546
9/30/95                                    $17,674                        $19,151    $12,809                           $18,783
9/30/96                                    $18,527                        $20,276    $13,194                           $19,873
9/30/97                                    $20,448                        $22,357    $13,487                           $21,867
9/30/98                                    $21,658                        $24,230    $13,679                           $23,754

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                              SEPTEMBER 30, 1998

                                    CLASS B
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     2.92%
Since inception (8/19/94)                    7.81%
                                           Class B     Lehman Brothers GNMA Index        CPI
8/19/94                                    $10,000                        $10,000    $10,000
9/30/94                                     $9,928                         $9,874    $10,067
9/30/95                                    $10,742                        $11,264    $10,289
9/30/96                                    $11,297                        $11,926    $10,598
9/30/97                                    $12,521                        $13,150    $10,833
9/30/98                                    $13,633                        $14,251    $10,987

AVERAGE ANNUAL TOTAL RETURN:
One year
Since inception (8/19/94)
                                             Lehman Brothers Mortgage-Backed Securities

                                                                                  Index

8/19/94                                                                         $10,000

9/30/94                                                                          $9,874

9/30/95                                                                         $11,209

9/30/96                                                                         $11,859

9/30/97                                                                         $13,049

9/30/98                                                                         $14,175


                                    CLASS C
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     7.92%
Since inception (3/1/95)                     8.25%
                                           Class C     Lehman Brothers GNMA Index        CPI
3/1/95                                     $10,000                        $10,000    $10,000
9/30/95                                    $10,791                        $10,817    $10,146
9/30/96                                    $11,230                        $11,452    $10,450
9/30/97                                    $12,314                        $12,628    $10,682
9/30/98                                    $13,290                        $13,685    $10,834

AVERAGE ANNUAL TOTAL RETURN:
One year
Since inception (3/1/95)
                                             Lehman Brothers Mortgage-Backed Securities

                                                                                  Index

3/1/95                                                                          $10,000

9/30/95                                                                         $10,793

9/30/96                                                                         $11,419

9/30/97                                                                         $12,565

9/30/98                                                                         $13,649


The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MORTGAGE
SECURITIES FUND
SEPTEMBER 30, 1998

                   PRUDENT SECTOR DIVERSIFICATION

              EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                FMNA          6.5%
                FHLMC         3.3%
                GNMA         20.2%
                Vendee
               Mortgage
                Trust
          Participation
           Certificates       7.4%
                Other
              Mortgage-
                Backed
             Securities      61.4%
              Preferred
                Stock         1.2%

  HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stock       1.2%
AAA Rated            64.4%
AA Rated             12.7%
A Rated              11.7%
BBB Rated            10.0%

    SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stock           1.2%
Private 144A Issues       7.9%
Public Issues            90.9%

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
LONG-TERM DEBT SECURITIES (99.4%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (37.6%)
    Federal Home Loan Mortgage Corporation (FHLMC) (3.3%)
$1,000,000   .................................................  6.000%  09/01/18     $   1,005,190
   554,992   .................................................  6.500%  12/01/23           562,218
                                                                                  ----------------
                                                                                         1,567,408
                                                                                  ----------------
    Federal National Mortgage Association (FNMA) (6.5%)
   757,500   (d)..............................................  6.000%  10/01/28           755,725
   750,000   (d)..............................................  6.500%  10/15/28           762,187
 1,438,624   .................................................  8.000%  07/15/16         1,506,959
                                                                                  ----------------
                                                                                         3,024,871
                                                                                  ----------------
    Government National Mortgage Association (GNMA) (20.3%)
 1,000,000   (d)..............................................  6.500%  10/15/28         1,021,250
   240,000   .................................................  6.500%  09/15/28           245,244
 1,000,000   (d)..............................................  6.500%  10/01/28         1,021,250
   497,000   (d)..............................................  6.500%  10/15/28           505,076
   500,000   (d)..............................................  6.500%  10/15/28           510,625
 1,000,000   (d)..............................................  6.500%  10/15/28         1,021,250
 2,974,805   .................................................  7.000%  10/15/17         3,090,139
   293,797   .................................................  8.500%  04/20/17           309,988
   716,163   .................................................  8.500%  05/20/17           755,631
   901,799   Project Loan.....................................  8.000%  05/01/17           983,525
                                                                                  ----------------
                                                                                         9,463,978
                                                                                  ----------------
    Vendee Mortgage Trust Participation Certificate (7.5%)
   625,760   (c)..............................................  7.210%  02/15/25           654,584
   816,258   (c)..............................................  7.793%  02/15/25           865,234
 1,000,000   (c)..............................................  8.000%  07/15/18         1,032,500
   873,280   (c)..............................................  8.293%  12/15/26           937,684
                                                                                  ----------------
                                                                                         3,490,002
                                                                                  ----------------
             Total U.S. government and agencies obligations (cost:
              $17,036,976)......................................................        17,546,259
                                                                                  ----------------
  OTHER MORTGAGE-BACKED SECURITIES (61.8%)
    Asset-Backed Securities (3.7%)
   976,478   Metropolitan Asset-144A Issue (e)................  6.980%  05/20/12           989,905
   693,151   Tyron Mortgage Funding...........................  7.750%  12/20/09           713,697
                                                                                  ----------------
                                                                                         1,703,602
                                                                                  ----------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (46.3%)
   511,905   American Housing Trust...........................  8.125%  06/25/18           531,089
   668,344   Asset Securitization Corporation.................  7.100%  08/13/29           717,227
   468,694   Banco Hipotecario Nacional-144A Issue (b)(e).....  7.916%  07/25/09           360,894

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$1,386,329   Bear Stearns Mortgage Securities, Inc............  6.750%  04/30/30     $   1,398,459
   730,407   Bear Stearns Mortgage Securities, Inc............  8.000%  11/25/29           744,102
 1,100,000   California Housing Finance Agency................  7.760%  08/01/25         1,156,375
   745,000   California Housing Finance Agency................  8.160%  02/01/28           783,181
   459,833   Collateralized Mortgage Trust....................  5.000%  07/01/18           452,825
 1,150,000   CSFB Finance Company-144A Issue (e)..............  7.180%  11/15/05         1,127,000
   602,218   GE Capital Mortgage Securities...................  6.000%  04/25/09           611,888
   500,000   GE Capital Mortgage Securities...................  6.500%  12/25/23           507,336
 1,244,888   GE Capital Mortgage Securities-144A Issue (e)....  6.500%  04/25/24         1,235,551
 1,000,000   Lee County Florida...............................  6.700%  09/01/25         1,015,000
 1,028,000   Lehman Brothers Grantor Trust....................  7.000%  12/01/22         1,048,560
   500,000   Louisiana Housing Finance Agency.................  6.375%  12/01/23           516,907
   616,353   Norwest Mortgage, Inc............................  7.500%  12/25/26           629,450
 1,175,200   Paine Webber Mortgage Acceptance Corporation.....  6.927%  02/25/24         1,200,402
   658,970   Paine Webber Mortgage Acceptance Corporation.....  8.125%  07/25/09           678,740
 1,000,000   Pennsylvania Housing Finance.....................  7.410%  10/01/17         1,035,395
 1,198,382   Prudential Home Mortgage Securities..............  6.050%  04/25/24         1,208,118
 1,172,902   Prudential Home Mortgage Securities..............  6.500%  10/25/23         1,164,801
   644,592   Prudential Home Mortgage Securities..............  6.500%  04/25/26           647,009
   872,000   Prudential Home Mortgage Securities..............  7.000%  06/25/23           872,089
   490,220   Prudential Home Mortgage Securities..............  8.000%  06/25/22           553,642
   821,396   Santa Barbara Funding II.........................  5.000%  03/20/18           806,340
   637,400   Wyoming Community Development....................  6.850%  06/01/10           636,205
                                                                                  ----------------
                                                                                        21,638,585
                                                                                  ----------------
    Commercial Mortgage-Backed Securities (11.8%)
 1,250,000   Covenant Retirement Community....................  6.250%  12/01/22         1,262,891
   530,000   Los Angeles Housing Authority....................  6.750%  11/01/03           557,815
   900,000   Massachusetts Industrial Financial...............  7.100%  02/01/10           931,304
   874,000   Pleasant Hill Revenue Bond.......................  7.950%  09/20/15           974,606
 1,675,988   Rosewood Care Center.............................  7.250%  11/01/13         1,777,118
                                                                                  ----------------
                                                                                         5,503,734
                                                                                  ----------------
             Total other mortgage-backed securities (cost: $28,083,558).........        28,845,921
                                                                                  ----------------
             Total long-term debt securities (cost: $45,120,534)................        46,392,180
                                                                                  ----------------

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
PREFERRED STOCK (1.2%)
  FINANCIAL (1.2%)
    Real Estate Investment Trust (1.2%)
    11,000   Duke Realty Investments, Inc.-7.99%..............     $     565,812
                                                                ----------------
             Total preferred stock (cost: $550,000)...........           565,812
                                                                ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (4.1%)
$1,928,099   Federated Prime Obligation Fund, current rate 5.470%...............     1,928,099
                                                                                  -------------
             Total short-term securities (cost: $1,928,099).....................     1,928,099
                                                                                  -------------
             Total investments in securities (cost: $47,598,633) (f)............   $48,886,091
                                                                                  -------------
                                                                                  -------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held .8% of the net assets in foreign securities as of September 30, 1998.
(c) Represents a debt secutity with a weighted average net pass-through rate which varies based on the pool of underlying collateral.
    The rate disclosed is the rate in effect at September 30, 1998.
(d) At September 30, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $5,564,573.
(e) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
Banco Hipotecario Nacional 144A           04/30/97     $   468,694
  Issue................................
CSFB Finance Company 144A Issue........    various       1,145,969
GE Capital Mortgage Securities 144A        various       1,241,386
  Issue................................
Metropolitan Asset 144A Issue..........    various         971,373
                                                       -----------
                                                       $ 3,827,422
                                                       -----------
                                                       -----------

(f) At September 30, 1998 the cost of securities for federal income tax purposes was $47,599,706. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $1,429,463
Gross unrealized depreciation..........    (143,078)
                                         ----------
Net unrealized appreciation............  $1,286,385
                                         ----------
                                         ----------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $47,598,633)........  $48,886,091
Receivable for Fund shares sold........      658,638
Receivable for investment securities
 sold..................................    5,237,908
Accrued interest receivable............      397,404
                                         -----------
    Total assets.......................   55,180,041
                                         -----------
                    LIABILITIES
Bank overdraft.........................      895,608
Payable for investment securities
 purchased.............................    7,380,985
Payable for Fund shares redeemed.......      180,188
Payable to Adviser.....................       33,137
                                         -----------
    Total liabilities..................    8,489,918
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $46,690,123
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    43,416
  Additional paid-in capital...........   45,827,659
  Accumulated net realized losses from
   investments.........................     (468,410)
  Unrealized appreciation on
   investments.........................    1,287,458
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $46,690,123
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $32,267,670
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $10,079,440
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 4,343,013
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   3,002,157...........................  $     10.75
                                         -----------
                                         -----------
  Class B--Shares outstanding
   935,785.............................  $     10.77
                                         -----------
                                         -----------
  Class C--Shares outstanding
   403,656.............................  $     10.76
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $2,866,847
  Dividends............................      43,945
                                         ----------
      Total investment income..........   2,910,792
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     239,294
  Distribution fees--Class A...........      91,756
  Distribution fees--Class B...........      80,316
  Distribution fees--Class C...........      29,996
  Administrative services fee..........      44,000
  Custodian fees.......................      10,033
  Auditing and accounting services.....      25,258
  Legal fees...........................       7,377
  Directors' fees......................         848
  Registration fees....................      42,635
  Printing and shareholder reports.....      30,807
  Insurance............................       4,790
  Other................................       5,685
                                         ----------
      Total expenses...................     612,795
Less fees and expenses waived or
 absorbed:
  Class A distribution fees............     (15,291)
  Other fund expenses..................    (119,413)
                                         ----------
      Total fees and expenses waived or
      absorbed.........................    (134,704)
                                         ----------
      Total net expenses...............     478,091
                                         ----------
      Investment income--net...........   2,432,701
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................     585,744
  Net change in unrealized appreciation
   or depreciation on investments......     392,690
                                         ----------
      Net gains on investments.........     978,434
                                         ----------
Net increase in net assets resulting
 from operations.......................  $3,411,135
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $ 2,432,701  $ 1,972,236
  Net realized gain on investments.....      585,744      148,640
  Net change in unrealized appreciation
   or depreciation on investments......      392,690      791,063
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................    3,411,135    2,911,939
                                         -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A............................   (1,866,254)  (1,630,387)
    Class B............................     (428,822)    (289,700)
    Class C............................     (161,070)     (93,478)
  Tax return of capital:
    Class A............................      (99,215)          --
    Class B............................      (30,946)          --
    Class C............................      (12,017)          --
                                         -----------  -----------
      Total distributions..............   (2,598,324)  (2,013,565)
                                         -----------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    9,621,075    8,672,015
    Class B............................    6,091,960    3,147,537
    Class C............................    4,378,096    1,651,549
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................    1,276,840    1,164,456
    Class B............................      368,689      228,846
    Class C............................      146,111       78,808
  Payments for redemption of shares:
    Class A............................   (7,308,009)  (6,201,994)
    Class B............................   (2,624,311)    (760,150)
    Class C............................   (2,429,147)    (729,285)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    9,521,304    7,251,782
                                         -----------  -----------
      Total increase in net assets.....   10,334,115    8,150,156
Net assets at beginning of year........   36,356,008   28,205,852
                                         -----------  -----------
Net assets at end of year (including
 undistributed net investment income of
 $0 and $23,445, respectively).........  $46,690,123  $36,356,008
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1998

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $5,564,573. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $467,336 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $72,601,019 and $61,066,237, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Funds transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .25 percent. Ascend waived Class A distribution fees in the amount of $15,291 for the year ended September 30, 1998.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the Fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1998, Advantus Capital voluntarily agreed to absorb $119,413 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $268,951.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 633,007 Class A shares which represents 21.1 percent of the total outstanding Class A shares.

    During the year ended September 30, 1998, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $7,345.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ---------------------  ---------------------
                                                    1998        1997        1998       1997        1998       1997
                                                 ----------  ----------  ----------  ---------  ----------  ---------
Sold...........................................     903,705     841,660     571,435    296,289     410,305    159,102
Issued for reinvested distributions............     119,619     112,100      34,443     22,005      13,630      7,526
Redeemed.......................................    (685,656)   (605,665)   (245,853)   (72,194)   (227,658)   (70,547)
                                                 ----------  ----------  ----------  ---------  ----------  ---------
  Increase (decrease)..........................     337,668     348,095     360,025    246,100     196,277     96,081
                                                 ----------  ----------  ----------  ---------  ----------  ---------
                                                 ----------  ----------  ----------  ---------  ----------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1998 was $3,713,350 which represents 8.0 percent of net assets.

(7) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                                                                              PERIOD FROM
                                                                                              NOVEMBER 1,
                                                      YEAR ENDED SEPTEMBER 30,                  1993 TO        YEAR ENDED
                                          ------------------------------------------------   SEPTEMBER 30,    OCTOBER 31,
                                              1998         1997        1996       1995(a)       1994(b)           1993
                                          ------------   ---------   ---------   ---------   --------------   ------------
Net asset value, beginning of period....     $   10.54   $   10.23   $   10.36   $    9.70       $ 11.06         $ 10.94
                                          ------------   ---------   ---------   ---------       -------      ------------
Income from investment operations:
  Net investment income.................           .64         .70         .62         .62           .53             .63
  Net gains or losses on securities
    (both realized and unrealized)......           .25         .33        (.13)        .65          (.99)            .55
                                          ------------   ---------   ---------   ---------       -------      ------------
      Total from investment
        operations......................           .89        1.03         .49        1.27          (.46)           1.18
                                          ------------   ---------   ---------   ---------       -------      ------------
Less distributions:
  Dividends from net investment
    income..............................          (.65)       (.72)       (.62)       (.61)         (.53)           (.63)
  Distributions from capital gains......            --          --          --          --          (.37)           (.43)
  Tax return of capital.................          (.03)         --          --          --            --              --
                                          ------------   ---------   ---------   ---------       -------      ------------
      Total distributions...............          (.68)       (.72)       (.62)       (.61)         (.90)          (1.06)
                                          ------------   ---------   ---------   ---------       -------      ------------
Net asset value, end of period..........     $   10.75   $   10.54   $   10.23   $   10.36       $  9.70         $ 11.06
                                          ------------   ---------   ---------   ---------       -------      ------------
                                          ------------   ---------   ---------   ---------       -------      ------------
Total return (d)........................          8.73%      10.37%       4.83%      13.53%        (4.34)%         11.43%
Net assets, end of period (in
  thousands)............................     $  32,268   $  28,089   $  23,692   $  25,317       $27,105         $27,073
Ratio of expenses to average daily net
  assets (e)............................           .95%        .95%       1.26%       1.29%         1.24%(f)        1.17%
Ratio of net investment income to
  average daily net assets (e)..........          6.02%       6.77%       6.05%       6.23%         5.73%(f)        5.77%
Portfolio turnover rate (excluding
  short-term securities)................         152.5%       85.1%      125.2%      203.7%        236.2%          135.0%

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For period less than one year, total returns presented are not annualized.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                      CLASS B
                                          ----------------------------------------------------------------
                                                                                             PERIOD FROM
                                                                                              AUGUST 19,
                                                     YEAR ENDED SEPTEMBER 30,                 1994(c) TO
                                          -----------------------------------------------   SEPTEMBER 30,
                                              1998         1997        1996      1995(a)         1994
                                          ------------   ---------   ---------   --------   --------------
Net asset value, beginning of period....     $   10.56   $   10.24   $   10.37    $ 9.70         $9.83
                                          ------------   ---------   ---------   --------        -----
Income from investment operations:
  Net investment income.................           .57         .63         .54       .53           .06
  Net gains or losses on securities
    (both realized and unrealized)......           .24         .33        (.13)      .67          (.13)
                                          ------------   ---------   ---------   --------        -----
      Total from investment
        operations......................           .81         .96         .41      1.20          (.07)
                                          ------------   ---------   ---------   --------        -----
Less distributions:
  Dividends from net investment
    income..............................          (.57)       (.64)       (.54)     (.53)         (.06)
  Distributions from capital gains......            --          --          --        --            --
  Tax return of capital.................          (.03)         --          --        --            --
                                          ------------   ---------   ---------   --------        -----
      Total distributions...............          (.60)       (.64)       (.54)     (.53)         (.06)
                                          ------------   ---------   ---------   --------        -----
Net asset value, end of period..........     $   10.77   $   10.56   $   10.24    $10.37         $9.70
                                          ------------   ---------   ---------   --------        -----
                                          ------------   ---------   ---------   --------        -----
Total return (d)........................          7.92%       9.65%       4.06%    12.74%         (.72)%
Net assets, end of period (in
  thousands)............................     $  10,079   $   6,079   $   3,375    $1,084         $  60
Ratio of expenses to average daily net
  assets (e)............................          1.70%       1.70%       2.01%     2.05%          .28%(g)
Ratio of net investment income to
  average daily net assets (e)..........          5.33%       6.08%       5.38%     5.32%          .60%(g)
Portfolio turnover rate (excluding
  short-term securities)................         152.5%       85.1%      125.2%    203.7%        236.2%

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                                                            PERIOD FROM
                                                                                              MARCH 1,
                                                     YEAR ENDED SEPTEMBER 30,                1995(c) TO
                                          ----------------------------------------------   SEPTEMBER 30,
                                              1998            1997             1996             1995
                                          ------------   --------------   --------------   --------------
Net asset value, beginning of period....     $10.55          $10.23           $10.37           $ 9.90
                                             ------          ------           ------           ------
Income from investment operations:
  Net investment income.................        .57             .63              .54              .31
  Net gains or losses on securities
    (both realized and unrealized)......        .24             .33             (.14)             .47
                                             ------          ------           ------           ------
      Total from investment
        operations......................        .81             .96              .40              .78
                                             ------          ------           ------           ------
Less distributions:
  Dividends from net investment
    income..............................       (.57)           (.64)            (.54)            (.31)
  Distributions from capital gains......         --              --               --               --
  Tax return of capital.................       (.03)             --               --               --
                                             ------          ------           ------           ------
      Total distributions...............       (.60)           (.64)            (.54)            (.31)
                                             ------          ------           ------           ------
Net asset value, end of period..........     $10.76          $10.55           $10.23           $10.37
                                             ------          ------           ------           ------
                                             ------          ------           ------           ------
Total return (d)........................       7.92%           9.66%            4.07%            7.91%
Net assets, end of period (in
  thousands)............................     $4,343          $2,187           $1,139           $  321
Ratio of expenses to average daily net
  assets (e)............................       1.70%           1.70%            2.01%            2.05%(f)
Ratio of net investment income to
  average daily net assets (e)..........       5.40%           6.11%            5.39%            5.26%(f)
Portfolio turnover rate (excluding
  short-term securities)................      152.5%           85.1%           125.2%           203.7%

----------

(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $134,706, $121,780, $35,718, $36,128, $43,505 and $34,773 in expenses for the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.29%, 1.37%, 1.40%, 1.42%, 1.41% and 1.31%, respectively, and the ratio of net investment income to average daily net assets would have been 5.68%, 6.35%, 5.91%, 6.10%, 5.56% and 5.63%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 2.07%, 2.09% and 2.11%, and the ratio of net investment income to average daily net assets would have been 5.04%, 5.71%, 5.30% and 5.26% for the years ended September 30, 1998, 1997, 1996 and 1995, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.11%, 5.74%, 5.32% and 5.20% for the years ended September 30, 1998, 1997, 1996 and the period ended September 30, 1995, respectively.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 1.7% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0591
November 30, 1997...........................................................................................      .0503
December 31, 1997...........................................................................................      .0584
January 31, 1998............................................................................................      .0365
February 28, 1998...........................................................................................      .0556
March 31, 1998..............................................................................................      .0655
April 30, 1998..............................................................................................      .0553
May 31, 1998................................................................................................      .0530
June 30, 1998...............................................................................................      .0598
July 31, 1998...............................................................................................      .0649
August 31, 1998.............................................................................................      .0559
September 30, 1998..........................................................................................      .0693
                                                                                                              ---------
                                                                                                              $   .6836
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0693 payable on September 30, 1998 consisted of $.0333 from tax return of capital and $.0360 from net investment income.

CLASS B

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 1.7% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0525
November 30, 1997...........................................................................................      .0438
December 31, 1997...........................................................................................      .0517
January 31, 1998............................................................................................      .0297
February 28, 1998...........................................................................................      .0495
March 31, 1998..............................................................................................      .0588
April 30, 1998..............................................................................................      .0488
May 31, 1998................................................................................................      .0463
June 30, 1998...............................................................................................      .0533
July 31, 1998...............................................................................................      .0582
August 31, 1998.............................................................................................      .0492
September 30, 1998..........................................................................................      .0628
                                                                                                              ---------
                                                                                                              $   .6046
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0628 payable on September 30, 1998 consisted of $.0333 from tax return of capital and $.0295 from net investment income.

ADVANTUS MORTGAGE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 1.7% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0524
November 30, 1997...........................................................................................      .0438
December 31, 1997...........................................................................................      .0517
January 31, 1998............................................................................................      .0297
February 28, 1998...........................................................................................      .0495
March 31, 1998..............................................................................................      .0588
April 30, 1998..............................................................................................      .0487
May 31, 1998................................................................................................      .0462
June 30, 1998...............................................................................................      .0533
July 31, 1998...............................................................................................      .0582
August 31, 1998.............................................................................................      .0491
September 30, 1998..........................................................................................      .0627
                                                                                                              ---------
                                                                                                              $   .6041
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0627 payable on September 30, 1998 consisted of $.0333 from tax return of capital and $.0294 from net investment income.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48641 Rev. 11-1998